UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Nasdaq, Inc.

(Name of Registrant as Specified In its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Nasdaq, Inc. (“Nasdaq”) is filing definitive additional materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission in connection with the solicitation of proxies from its employee stockholders in connection with its annual meeting of stockholders to be held at 9:00 a.m. E.D.T., on May 5, 2016, at Nasdaq’s Executive Offices, One Liberty Plaza, New York, New York 10006.

Email to Employees dated April 6, 2016

SHARING OUR FINTECH FUTURE

To: All Nasdaq Employees

April 6, 2016

Dear Colleagues,

We are fortunate to be a part of a broad financial ecosystem where technology is a focal point for everything we do and every business we operate. Our innovative use and application of technology to meet and exceed our clients’ needs has and will continue to drive our success. This is our mission and a course that has firmly aligned us as a FinTech leader.

Every quarter, we report the results of our progress on the execution of this important mission to our shareholders. In addition, cultivating an ongoing dialog with our shareholders, which includes you – our employees – is vital. This engagement not only further educates our shareholders about our business strategy and direction, but also provides them with an outlet to voice their concerns on important issues affecting our company.

That is why I encourage you to review the 2015 Shareholder Letter and Annual Report, proxy statement and Form 10-K and actively engage in the issues that affect our company by voting your proxy ahead of our Annual Meeting in May. Additional information on how to vote can be found in the proxy statement and on Qnet.

I hope you will join me in exercising your right as a stockholder by voting today, and having a stake in the exciting future we share.

Regards,

Bob G.

©2016 Nasdaq, Inc. For Internal Use Only.

Posting to Nasdaq’s Internal Website on April 6, 2016

Sharing Our FinTech Future: Actively Engage in Issues that Affect Our Company
Our company is fast evolving into a FinTech leader. Learn more about our journey and how to engage in issues important to Nasdaq.
Read the Annual Report, Bob Greifeld’s 2015 Shareholder Letter, the Form 10-K and vote the proxy statement ahead of the 2016 Annual Meeting of Stockholders
SHARING OUR FINTECH FUTURE: ACTIVELY ENGAGE IN ISSUES THAT AFFECT OUR COMPANY
April 2016
Actively engage in the issues that affect our company by voting your proxy ahead of our Annual Meeting on May 5 and by reading the Annual Report and Shareholder letter.
Have you read the Annual Report? Click here to learn more about Nasdaq’s FinTech future
Read Bob Greifeld’s 2015 shareholder Letter
Read the Proxy Statement
Read the Form 10-K
How to Vote Your Proxy:
You should have received an email from E*TRADE inviting you to participate in the voting process with your own personal control number.
To vote, log on to www.proxyvote.com and enter your personal control number.
You can also vote through your mobile device by scanning the QR code, by phone, mail, or by attending the Annual Meeting and voting in person.
Participate in the live webeast of the meeting by clicking here on May 5, 2016 at 9:00 a.m. EDT
Request an admission ticket in advance by visiting www.proxyvote.com by 11:59 p.m. EDT on May 4, 2016 and following the instructions provided to you.
Please note that seating is limited and requests for tickets will be accepted on a first-come, first-served basis.
You must present valid picture ID with your admission ticket to enter the meeting, along with proof of ownership - if you are a beneficial owner of Nasdaq shares held by a bank, broker or other nominee.
*If you shares are held in a bank or brokerage account, including at E*Trade, you must obtain a legal proxy, executed in your favor, from the holder of record in order to vote in person at the Annual Meeting.
Want to submit a question in advance of the Annual Meeting?
Stockholders may submit questions in advance by visiting our stockholder forum at www.proxvote.com
BY INTERNET USING YOUR TABLET OR SMART PHONE
Scan this OR code 24/27 to vote with your mobile device
BY PHONE
Call +1 800 690 6903 in the U.S. or Canada to vote your shares
BY INTERNET USING YOUR COMPUTER Visit 24/7 www.proxyvote.com
BY MAIL
Cast your ballot, sign your proxy card and return by free post
ATTEND THE ANNUAL MEETING Vote in Person

Poster Distributed for Placement in Certain Nasdaq Offices Commencing On or About April 12, 2016

YOUR VOTE IS IMPORTANT! You are eligible to vote at the 2016 Annual Meeting of Stockholders if you were a stockholder of record at the close of business on March 7, 2016. Please read the proxy statement with care and vote right away using any of the following methods and your control number, which you should have received in an email from E*TRADE regarding the “NASDAQ, INC. Annual Meeting.” HOW TO VOTE BY INTERNET USING YOUR TABLET OR SMART PHONE Scan this QR code 24/7 to vote with your mobile device BY PHONE Call +1 800 690 6903 in the U.S. or Canada to vote your shares BY INTERNET USING YOUR COMPUTER Visit 24/7 www.proxyvote.com BY MAIL @ Cast your ballot, sign your proxy card and return by free post ATTEND THE ANNUAL MEETING* Vote in Person * If your shares are held in a bank or brokerage account, including at E*TRADE, you must obtain a legal proxy, executed in your favor, from the holder of record in order to vote in person at the Annual Meeting.

Postcard Distributed to Certain Nasdaq Employees Commencing On or About April 12, 2016

2016 A N N U A L M E E T I N G O F S T O C K H O L D E R S T H U R S D AY, M AY 5 , 2 0 1 6 , 9 : 0 0 A . M . NA SD A Q E X E C U T I V E O F F I C E S O N E L I B E R T Y P L A Z A N E W Y O R K , N E W Y O R K 1 0 0 0 6

YOUR VOTE IS IMPORTANT! You are eligible to vote if you were a stockholder of record at the close of business on March 7, 2016. Please read the proxy statement with care and vote right away using any of the following methods and your control number, which you should have received in an email from E*TRADE regarding the “NASDAQ, INC. Annual Meeting.” HOW TO VOTE BY INTERNET USING YOUR TABLET OR SMART PHONE Scan this QR code 24/7 to vote with your mobile device BY PHONE Call +1 800 690 6903 in the U.S. or Canada to vote your shares BY INTERNET USING YOUR COMPUTER Visit 24/7 www.proxyvote.com BY MAIL Cast your ballot, sign your proxy card and return by free post ATTEND THE ANNUAL MEETING* Vote in Person * If your shares are held in a bank or brokerage account, including at E*TRADE, you must obtain a legal proxy, executed in your favor, from the holder of record in order to vote in person at the Annual Meeting.